                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)        JULY 10, 1996
                                                             -------------

                                FIRST USA BANK
            (Exact name of registrant as specified in its charter)
- --------------------------------------------------------------------------------

         (AS SERVICER ON BEHALF OF FIRST USA CREDIT CARD MASTER TRUST)



             DELAWARE                33-50600               76-0039224
         -----------------      ------------------        --------------
   (State or otherjurisdiction  (Commission File Number)  (IRS Employer
       of incorporation or                               Identification Number)
          organization)


201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                           19801
- --------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                302/594-4117
- --------------------------------------------------
Registrant's telephone number, including area code


                                          N/A
- --------------------------------------------------------------------------------
  (Former name, former address and former fiscal year, if changed since last report)



                              Number of pages: 140
                                               ---
                       Exhibit index located on page:  6
                                                       -

Item 5.   Other Events

     Pursuant to the terms of the related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank as Transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of June 1 through June 30, 1996 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.


         ORIGINAL PRINCIPAL ORIGINAL PRINCIPAL      POOLING AND
               AMOUNT            AMOUNT         SERVICING SUPPLEMENT               INTEREST  PRINCIPAL
SERIES        (CLASS A)         (CLASS B)               DATE         INTEREST TYPE  PAYMENT   PAYMENT
- ------------------------------------------------------------------------------------------------------

1992-1       308,000,000       42,000,000        September 1, 1992      Fixed         yes       yes
1993-1       500,000,000                -        May 1, 1993           Floating       yes        no
1993-2       500,000,000                -        October 1, 1993       Floating       yes        no
1993-3       750,000,000                -        October 1, 1993       Floating       yes        no
1994-3       532,350,000       34,650,000        June 1, 1994          Floating       yes        no
1994-4       726,450,000       56,550,000        June 1, 1994          Floating       yes        no
1994-5       500,000,000       39,160,000        July 30, 1994         Floating       yes        no
1994-6       750,000,000       58,380,000        July 30, 1994         Floating       yes        no
1994-7       750,000,000       58,735,000        November 8, 1994      Floating       yes        no
1994-8       500,000,000       39,157,000        November 8, 1994      Floating        *         no
1995-1     1,000,000,000       78,300,000        March 1, 1995         Floating       yes        no
1995-2       660,000,000       51,700,000        March 1, 1995         Floating       yes        no
1995-3       830,000,000       65,000,000        May 16, 1995          Floating       yes        no
1995-4       750,000,000       67,770,000        September 14, 1995    Floating       yes        no
1995-5       500,000,000       45,180,000        September 14, 1995    Floating       yes        no
1995-6     1,245,000,000      112,500,000        December 7, 1995      Floating       yes        no
1996-1       750,000,000       67,770,000        March 6, 1996         Floating       yes        no
1996-2       600,000,000       54,300,000        June 4, 1996          Floating       yes        no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments on the February, May, August and November Payment Dates.

     The 1992-1 Certificates, 1993-1 Certificates, 1993-2 Certificates, 1993-3 Certificates, 1994-3 Certificates, 1994-4 Certificates, 1994-5 Certificates, 1994-6 Certificates, 1994-7 Certificates, 1994-8 Certificates, 1995-1 Certificates, 1995-2 Certificates, 1995-3 Certificates, 1995-4 Certificates, 1995-5 Certificates, 1995-6 Certificates, 1996-1 Certificates, and 1996-2 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08, 99.09, 99.10, 99.11,
99.12, 99.13, 99.14, 99.15, 99.16, 99.17, and 99.18 to this report.

Item 7.   Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1992-1 Certificates.

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-1 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-2 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-3 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-3 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-5 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-7 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-1 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-3 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-4 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-5 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-6 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-1 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FIRST USA BANK
                                      As Servicer



                                      By: /s/ W. TODD PETERSON
                                         --------------------------
                                          W. Todd Peterson
                                          Vice President



Date:  August 19, 1996
       ---------------

                                 EXHIBIT INDEX


                                                                     Page Number
                                                                     -----------

(99.01) Monthly Certificateholders' Statement relating
        to the Series 1992-1 Certificates.                                  8

(99.02) Monthly Certificateholders' Statement relating
        to the Series 1993-1 Certificates.                                 15

(99.03) Monthly Certificateholders' Statement relating
        to the Series 1993-2 Certificates.                                 20

(99.04) Monthly Certificateholders' Statement relating
        to the Series 1993-3 Certificates.                                 26

(99.05) Monthly Certificateholders' Statement relating
        to the Series 1994-3 Certificates.                                 32

(99.06) Monthly Certificateholders' Statement relating
        to the Series 1994-4 Certificates.                                 39

(99.07) Monthly Certificateholders' Statement relating
        to the Series 1994-5 Certificates.                                 46

(99.08) Monthly Certificateholders' Statement relating
        to the Series 1994-6 Certificates.                                 53

(99.09) Monthly Certificateholders' Statement relating
        to the Series 1994-7 Certificates.                                 60

(99.10) Monthly Certificateholders' Statement relating
        to the Series 1994-8 Certificates.                                 69

(99.11) Monthly Certificateholders' Statement relating
        to the Series 1995-1 Certificates.                                 78

(99.12) Monthly Certificateholders' Statement relating
        to the Series 1995-2 Certificates.                                 86

(99.13) Monthly Certificateholders' Statement relating
        to the Series 1995-3 Certificates.                                 94

(99.14) Monthly Certificateholders' Statement relating
        to the Series 1995-4 Certificates.                                102

(99.15) Monthly Certificateholders' Statement relating
        to the Series 1995-5 Certificates.                                109

(99.16) Monthly Certificateholders' Statement relating
        to the Series 1995-6 Certificates.                                117

(99.17) Monthly Certificateholders' Statement relating
        to the Series 1996-1 Certificates.                                125

(99.18) Monthly Certificateholders' Statement relating
        to the Series 1996-2 Certificates.                                133